UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2015

MEDIFAST, INC.

(Exact name of registrant as specified in its Charter)

Delaware	001-31573	13-3714405
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Identification No.)

3600 Crondall Lane, Owings Mills, Maryland 21117

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (410)-581-8042

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective March 18, 2015, the Board of Directors (the “Board”) of Medifast, Inc. (the “Company”) approved and adopted Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”), which provide (i) that the Board may, by majority vote of the Whole Board (as defined in the Amended and Restated Bylaws), extend or waive the advance notice deadlines set forth in the Amended and Restated Bylaws for stockholders to provide notice of nomination of a person for election as a director at, or propose that other business be brought before, a stockholder meeting of the Company and (ii) that a stockholder’s notice of nomination of a person for election to the Board at an annual meeting of the Company’s stockholders (other than the Company’s 2015 Annual Meeting of Stockholders (the “2015 Annual Meeting”) for which the waiver described below is applicable) must be received by the Company not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting, subject to limited exceptions set forth in the Amended and Restated Bylaws.

On March 18, 2015, the Board extended the deadline under the Amended and Restated Bylaws for stockholders to provide notice of nomination of a person for election as a director at, or propose that other business be brought before, the 2015 Annual Meeting. Notice of director nominations and other business proposals for the 2015 Annual Meeting that otherwise comply with the requirements of the Amended and Restated Bylaws will be considered timely if delivered to the Company prior to 11:59 p.m., Eastern time, on April 3, 2015. The extension of the advance notice deadline is applicable only for the 2015 Annual Meeting. At this time, the Company has not received advance notice under the Amended and Restated Bylaws that any stockholder intends to nominate any director candidates, or propose other business, at the 2015 Annual Meeting.

The foregoing summary of the Amended and Restated Bylaws is not complete and is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the Amended and Restated Bylaws filed as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Amended and Restated Bylaws of Medifast, Inc., as amended and restated on March 18, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIFAST, INC.

(Registrant)

By:  /s/ Jason L. Groves, Esq.

Name: Jason L. Groves, Esq.

Title: Executive Vice President and General Counsel

Date: March 18, 2015

Exhibit Index

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Medifast, Inc., as amended and restated on March 18, 2015.